Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Aspen Group, Inc. (the “Company”) on Form 10-K for the fiscal year ended April 30, 2014, as filed with the Securities and Exchange Commission on the date hereof, I, Michael Mathews, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.

The annual report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

2.

The information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michael Mathews
Michael Mathews Chief Executive Officer (Principal Executive Officer)

Dated: July 29, 2014

In connection with the annual report of Aspen Group, Inc. (the “Company”) on Form 10-K for the fiscal year ended April 30, 2014, as filed with the Securities and Exchange Commission on the date hereof, I, Janet Gill, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.

The annual report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

2.

The information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Janet Gill
Janet Gill Chief Financial Officer (Principal Financial Officer)

Dated: July 29, 2014